Defiance Next Gen H2 ETF
Schedule of Investments
September 30, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.6%
	Consumer Discretionary - 4.4%
82,119	Iljin Hysolus Company, Ltd. (a)	$1,687,494
	Consumer Staples - 4.0%
186,429	Pungkuk Ethanol Company, Ltd.	1,524,582
	Energy - 4.3%
90,110	Bumhan Fuel Cell Company, Ltd. (a)	1,612,369
15,035	Everfuel AS (a)	61,121
		1,673,490
	Industrials - 77.6% (b)
744,572	Advent Technologies Holdings, Inc. (a)	2,278,390
2,599,070	AFC Energy plc (a)	556,475
415,079	Ballard Power Systems, Inc. (a)	2,540,283
132,375	Bloom Energy Corporation - Class A (a)	2,646,176
276,000	Cell Impact AB (a)	309,140
329,082	Ceres Power Holdings plc (a)	1,357,369
115,005	Doosan Fuel Cell Company, Ltd. (a)	2,298,975
733,015	FuelCell Energy, Inc. (a)	2,499,581
434,926	Gencell, Ltd. (a)	367,671
223,427	Hexagon Purus ASA (a)	410,881
1,503,554	ITM Power plc (a)	1,755,618
125,583	McPhy Energy SA (a)	1,167,533
2,340,922	NEL ASA (a)	2,599,294
175,880	Plug Power, Inc. (a)	3,695,239
146,820	PowerCell Sweden AB (a)	1,829,710
13,135,072	Powerhouse Energy Group plc (a)	173,019
94,097	SFC Energy AG (a)	1,622,410
130,289	S-Fuelcell Company, Ltd.	1,661,966
1,244,898	Xebec Adsorption, Inc. (a)	63,420
		29,833,150
	Materials - 9.3%
7,615	Air Products and Chemicals, Inc.	1,772,239
6,761	Linde plc	1,822,698
		3,594,937
	TOTAL COMMON STOCKS (Cost $61,160,061)	38,313,653

	SHORT-TERM INVESTMENTS - 0.3%
102,836	First American Government Obligations Fund - Class X, 2.78% (c)	102,836
	TOTAL SHORT-TERM INVESTMENTS (Cost $102,836)	102,836

	TOTAL INVESTMENTS - 99.9% (Cost $61,262,897)	38,416,489
	Other Assets in Excess of Liabilities - 0.1%	28,229
	NET ASSETS - 100.0%	$38,444,718

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value  measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$38,250,233	$63,420	$-	$38,313,653
Short-Term Investments	102,836	-	-	102,836
Total Investments in Securities	$38,353,069	$63,420	$-	$38,416,489

^See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2022, the Fund did not recognize any transfers to or from Level 3.